Exhibit 10.01
AGREEMENT

This Agreement (this “Agreement”) is dated as of March 12, 2015, between Innovus Pharmaceuticals, Inc., a Nevada corporation (the “Company”) and GEMINI MASTER FUND, LTD. a Cayman Islands Company (including its successors and assigns, “Purchaser”).  Company and Purchaser shall hereinafter be referred to as the “Parties” or separately as a “Party”.

RECITALS

WHEREAS, the Company and Purchaser entered into a Securities Purchase Agreement (“SPA”), Note (“Note”) and Warrant (“Warrant”) each dated February 13, 2014 ; and

WHEREEAS, the Company and Purchaser desire to amend the Note and to amend and restate the Warrant as described herein.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

AGREEMENT

1.   Amendments to Note.

(a).  Extension of Maturity Date.  The maturity date of the Note shall be extended to September 13, 2015.

(b)  Elimination of Prepayment Prohibition.  Section 2.(d) of the Note shall be amended and restated in its entirety with the following:  “The Company may prepay any of the principal and/or accumulated interest under this Debenture at any time prior to the Maturity Date.”

2.          Amended and Restated Warrant. The Warrant is hereby amended and restated in its entirety with the Amended and Restated Warrant attached hereto as Exhibit A.

3.            Issuance of Common Stock. The Company agrees to issue to Purchaser 250,000 shares of the Company’s restricted common stock within five business days of the date hereof.

4.           All other terms and conditions of the SPA and the Note shall remain in full force and effect..

WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

INNOVUS PHARMACEUTICALS, INC.
By: /S/ LYNNETTE DILLEN Name: Lynnette Dillen Title: EVP and Chief Financial Officer
GEMINI MASTER FUND, LTD.
By:  /S/ STEVEN W. WINTERS
     Name: Steven W. Winters
     Title: President, Gemini Strategies, LLC, Inc.